SELECT MEDICAL HOLDINGS CORPORATION

2011 ANNUAL REPORT

Select MEDICAL
Improving Quality of Life

SELECT MEDICAL **BUSINESSES**

TOGETHER WITH ITS PARTNERS, SELECT MEDICAL OWNS AND/OR OPERATES UNDER MULTIPLE BRANDS ACROSS THE UNITED STATES, INCLUDING:

LONG TERM ACUTE CARE HOSPITALS	INPATIENT REHAB FACILITIES	OUTPATIENT REHAB CLINICS	CONTRACT THERAPY
Select Specialty Hospital	Kessler Institute for Rehabilitation	NovaCare Rehabilitation	Select Medical Rehabilitation Services
RHC Regency Hospital Company	West Gables Rehabilitation Hospital	Select Physical Therapy	Metro Therapy
		Kessler Rehabilitation Center	
		KORT The Best In Rehab.	
SELECT MEDICAL ALSO PARTNERS WITH OTHER LEADING HEALTH CARE SYSTEMS TO OPERATE:			
	SSM Rehabilitation Hospital	SSM Physical Therapy	SSM Homeward Bound
	Baylor Institute for Rehabilitation	Baylor Institute for Rehabilitation Outpatient Services	
	PennState Hershey Rehabilitation Hospital		

OUR NATIONAL **FOOTPRINT**

(AS OF DECEMBER 31, 2011)



WA
OR
ID
MT
WY
NV
CA
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
HI

110

Long Term Acute Care Hospitals

109 owned with 4,627 beds and 1 managed in 28 states.

9

Inpatient Rehab Facilities

6 owned with 508 beds, 3 managed hospitals and 4 managed units in five states.

954

Outpatient Rehab Clinics

in 32 states and the District of Columbia.

524

Contract Therapy

locations in 31 states and the District of Columbia.

Dear Shareholders

Milestones are important, and this year marked a great one for Select Medical: our 15th anniversary. It is a time to celebrate our accomplishments to date, but more importantly, plan for the future.

Fifteen years ago we opened our doors in Mechanicsburg, Pennsylvania, with a handful of employees. One of our earliest acquisitions was a small physical therapy practice in Florida. Fast forward to 2011, and we marvel at Select Medical ending the year with 28,800 employees, 119 specialty hospitals, 954 outpatient rehabilitation centers, and 524 sites using our contract therapy services. From that modest start in 1996, the company now has operations in 44 states and the District of Columbia.

In commemorating our first 15 years, we also celebrate what Select Medical has become: a results-focused organization. This mindset has been at the heart of the organization since day one. It has guided the company's success during the last decade and a half. And for 2012 and beyond, we continue to set our collective sights on achieving key results. One of the most important of these involves expanding the definition of "quality." Plenty of health care organizations dub themselves "high-quality" or "patient-centric" providers. Such words are meaningless unless there are data and outcomes to support them.

By analyzing quality indicators in each of our patient care settings, Select Medical can measure how it improves quality of life. This inspired Select Medical's tagline, Improving Quality of Life. We make a profound difference in patients' lives, and we are proud of it. Our long term acute care (LTAC) hospitals now publish Quality Scorecards for referral sources. Other divisions use similar approaches to measure and analyze quality outcomes. We believe that sharing the effectiveness of our care through quality data will only expand our reputation for excellence and thus, grow our business.

Building on this commitment to deliver, measure and share high-quality results, Select Medical is well positioned to become one of the nation's most preferred business partners in post-acute care. Though an ambitious goal, we already enjoy a successful track record of forging partnerships with leading health care organizations. Our most recent example occurred in April 2011, when Select Medical and Baylor Health Care System entered into a joint venture partnership that created a regional rehabilitation network to serve



the Dallas-Fort Worth region. Looking ahead, we intend to keep building on this track record of success in other markets.

Our high-quality expertise also extends to managing plans of care. We continue to help patients progress from one setting to the next in the post-acute care continuum. Our approach ensures the continuity of outcomes-driven care for our patients, for those who refer their patients to Select Medical, and for our business partners.

Clearly, none of this is possible without the employees of Select Medical. It is because of their talent, dedication and everyday efforts to deliver the best possible care to our patients that we continue to grow our business. Looking ahead, we expect many more exciting milestones.

On behalf of the entire Select Medical team, thank you for your support. . . past, present and future.

Rocco A. Ortenzio
Executive Chairman

Robert A. Ortenzio
Chief Executive Officer

FINANCIAL HIGHLIGHTS
SELECT MEDICAL HOLDINGS CORPORATION

(In thousands, except per share data)	2011	2010	2009	2008	2007
FOR THE YEARS ENDED					
Revenue	$ 2,804,507	$ 2,390,290	$ 2,239,871	$ 2,153,362	$ 1,991,666
Income from operations	310,719	236,137	235,838	196,408	193,885
Net income attributable to Select Medical Holdings Corporation	107,846	77,644	75,282	22,441	35,430
Income (loss) per common share, fully diluted	0.71	0.48	0.61	(0.04)	0.17
Cash flow from operations	217,128	144,537	165,639	107,438	86,013
SEGMENT INFORMATION					
Revenue					
Specialty hospitals	$2,095,519	$ 1,702,165	$ 1,557,821	$ 1,488,412	$ 1,386,410
Outpatient rehabilitation	708,867	688,017	681,892	664,760	603,413
All other	121	108	158	190	1,843
TOTAL	$ 2,804,507	$ 2,390,290	$ 2,239,871	$ 2,153,362	$ 1,991,666
Adjusted EBITDA(1)					
Specialty hospitals	$ 362,334	$ 284,558	$ 290,370	$ 236,388	$ 217,175
Outpatient rehabilitation	83,864	83,772	89,072	77,279	75,437
All other	(60,237)	(61,251)	(49,215)	(43,380)	(37,684)
TOTAL	$385,961	$ 307,079	$ 330,227	$ 270,287	$ 254,928
AT YEAR END					
Cash and equivalents	$ 12,043	$ 4,365	$ 83,680	$ 64,260	$ 4,529
Working capital (deficit)	99,472	(70,232)	156,685	118,370	14,730
Total assets	2,772,147	2,722,086	2,588,146	2,579,469	2,495,046
Total debt	1,396,798	1,430,769	1,405,571	1,779,925	1,755,635
Stockholders' equity (deficit)	822,855	783,880	738,988	(174,204)	(165,889)

(1) We define Adjusted EBITDA as net income before interest, income taxes, depreciation and amortization, gain (loss) on early retirement of debt, stock compensation expense, equity in earnings (losses) of unconsolidated subsidiaries, other income (expenses), and long-term incentive compensation. Adjusted EBITDA is used by management to evaluate financial performance and determine resource allocation for each of our operating units.

THROUGH ACQUISITIONS AND BUSINESS DEVELOPMENT, SELECT MEDICAL HAS HAD A STRONG TRACK RECORD OF GROWTH



1996 Founded
Significant Acquisitions / Joint Ventures
1997 $11
1998 $131 ATH and Intensiva
1999 $430 NovaCare Rehabilitation
2000 $774
2001 $922
2002 $1,087
2003 $1,342 Kessler Institute for Rehabilitation
2004 $1,602
2005 $1,858 SemperCare
2006 $1,851
2007 $1,992 Healthsouth Outpatient Division
Penn State Hershey Rehabilitation JV
2008 $2,153
2009 $2,240 SSM Rehabilitation JV
2010 $2,390 Regency Hospital Company
2011 $2,805 Baylor Institute for Rehabilitation JV
1,000
2,000
3,000
NET OPERATING REVENUES (IN MILLIONS)

BOARD OF DIRECTORS

Rocco A. Ortenzio
Co-Founder & Executive Chairman
Select Medical Holdings Corporation

Robert A. Ortenzio
Co-Founder & Chief Executive Officer
Select Medical Holdings Corporation

Russell L. Carson
Co-Founder & General Partner
Welsh, Carson, Anderson & Stowe

Bryan C. Cressey
Founder & Partner
Cressey & Company

James E. Dalton, Jr.
Chairman
Signature Hospital Corporation

James S. Ely III
Founder & Chief Executive Officer
Priority Capital Management LLC

William H. Frist, M.D.
Former Majority Leader of the United States Senate
Partner, Cressey & Company

Thomas A. Scully
General Partner
Welsh, Carson, Anderson & Stowe

Leopold Swergold
Managing Member
Anvers Management Company LLC

EXECUTIVE OFFICERS

Rocco A. Ortenzio
Executive Chairman

Robert A. Ortenzio
Chief Executive Officer

Patricia A. Rice
President

David S. Chernow
President & Chief Development and Strategy Officer

Martin F. Jackson
Executive Vice President & Chief Financial Officer

John A. Saich
Executive Vice President & Chief Human Resources Officer

James J. Talalai
Executive Vice President & Chief Operating Officer

Michael E. Tarvin
Executive Vice President & General Counsel & Secretary

Scott A. Romberger
Senior Vice President & Controller & Chief Accounting Officer

Robert G. Breighner Jr.
Vice President, Compliance and Audit Services & Corporate Compliance Officer

CORPORATE INFORMATION

Corporate Headquarters
Select Medical Holdings Corporation
4714 Gettysburg Road
Mechanicsburg, PA 17055
717.972.1100

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLC
Two Commerce Square, Suite 1700
2001 Market Street
Philadelphia, PA 19103-7042

Register & Stock Transfer Agent
Computershare
P.O. Box 358015
Pittsburgh, PA 15252-8015
800.756.3353

Stock Exchange
NYSE
Symbol: SEM

Shareholder Inquiries
Joel T. Veit, Vice President & Treasurer
4714 Gettysburg Road
Mechanicsburg, PA 17055
717.972.1100 | ir@selectmedical.com

Internet Address
selectmedicalholdings.com

Select MEDICAL
Improving Quality of Life

4714 Gettysburg Road, Mechanicsburg, PA 17055
selectmedicalholdings.com